EXHIBIT 10.1A

PROTEIN POLYMER TECHNOLOGIES, INC.
8% SECURED PROMISSORY NOTE
DUE JULY 12, 2006
NOW DUE APRIL 10, 2007
AMENDMENT NO. 5
DATED APRIL 10, 2007

On April 13, 2006, Protein Polymer Technologies, Inc., (“Maker”), issued to Matthew J. Szulik (“Payee”) a note (the “Note”) in the Principal amount of One Million ($1,000,000.00) Dollars pursuant to which, among other things, Maker agreed to pay the Obligations, as defined therein, to Payee on July 12, 2006, or sooner as otherwise provided therein. On July 12, 2006, Maker and Taurus Advisory Group, LLC, now TAG Virgin Islands, Inc., as agent for Payee, (“Agent”) executed Amendment No. 1 to the Note pursuant to which, among other things, “July 12, 2006” in the first paragraph of the Note was changed to “October 10, 2006.” On August 18, 2006, as of July 14, 2006, Maker and Agent executed Amendment No. 2 to the Note pursuant to which, among other things, One Million ($1,000,000.00) Dollars” was changed to “One Million Five Hundred Thousand ($1,500,000.00) Dollars.” On September 29, 2006, Maker and Agent executed Amendment No. 3 to the Note pursuant to which, among other things, “One Million Five Hundred Thousand ($1,500,000.00) Dollars” was changed to “Two Million Five Hundred Thousand ($2,500,000.00) Dollars,” “October 10, 2006” was changed to “January 10, 2007” and Section 10 (c) of the Note was amended. On January 10, 2007, Maker and Agent executed Amendment No. 4 to the Note pursuant to which, among other things, “Two Million Five Hundred Thousand ($2,500,000.00) Dollars” was changed to “Four Million ($4,000,000.00) Dollars” and “January 10, 2007” was changed to “April 10, 2007.” In accordance with the terms of Section 10 (f) thereof, the Note is hereby amended as follows:

1. In the first paragraph (i) “Four Million ($4,000,000.00) Dollars” is changed to “Four Million Eight Hundred Thousand ($4,800,000.00) Dollars”; and (ii) “April 10, 2007” is changed to “August 10, 2007.”

Maker shall accrue interest to Payee as follows. (i) 8% per annum on Principal in the amount of One Million ($1,000,000.00) Dollars from April 12, 2006 through the date that all of the Obligations are paid in full; plus (ii) $% per annum on Principal in the amount of Five Hundred Thousand ($500,000.00) Dollars from July 14, 2006 through the date that all of the Obligations are paid in full; plus (iii) 8% per annum on Principal in the amount of One Million ($1,000,000.00) Dollars from September 6, 2006 through the date that all of the Obligations are paid in full; (iv) 8% per annum on Principal in the amount of Five Hundred Thousand ($500,000.00) Dollars from October 25, 2006 through the date that all of the Obligations are paid in full; plus (v) 8% per annum on Principal in the amount of Five Hundred Thousand ($500,000.00) Dollars from November 20, 2006 through the date that all of the Obligations are paid in full; plus (vi) 8% per annum on Principal in the amount of Five Hundred Thousand ($500,000.00) Dollars from January 4, 2007 through the date that all of the Obligations are paid in full; plus (vii) 8% per annum on Principal in the amount of Five Hundred Thousand ($500,000.00) Dollars from

February 21, 2007 through the date that all of the Obligations are paid in full; plus (viii) 8% per annum on Principal in the amount of Two Hundred Thousand ($200,000.00) Dollars from march 28, 2007 through the date that all of the Obligations are paid in full; plus (ix) 8% per annum on Principal in the amount of One Hundred Thousand ($100,000.00) Dollars from April 10, 2007 through the date that all of the Obligations are paid in full.

Counterparts. This Amendment No. 5 may be executed in one or more counterparts, including by facsimile, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Amendment No. 5.

Governing Law. This Amendment No. 5 shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of such jurisdiction as shall be determined by Payee.

Except as set forth above, the Note, as amended pursuant to Amendment No. 1 Amendment No. 2, Amendment No. 3 and Amendment No. 4, is not modified, changed or otherwise amended and remains in full force and effect in accordance with its terms as amended herein.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 5 to the Note on April 10, 2007,

Protein Polymer Technologies, Inc., Maker,
a Delaware corporation

By:	/s/ William N. Plamondon III
William N. Plamondon III, Chief Executive Officer

TAG Virgin Islands, Inc., as agent for Matthew J. Szulik, Payee

By:	/s/ James Tagliaferri
James Tagliaferri, President